UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X ]   Preliminary Proxy Statement
[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
       (e)(2))
[  ]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material under ss.240.14a-12

                                  eXmailit.com
                                  ------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X ]   No fee required.
[  ]   $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1),14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.
[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)   Title of each class of securities to which transaction applies:

       (2)   Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)   Proposed maximum aggregate value of transaction:

       (5)   Total fee paid:

[  ]   Fee paid previously with preliminary materials.
[  ]   Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.        Amount Previously Paid:
2.        Form, Schedule or Registration Statement No.:
3.        Filing Party:
4.        Date Filed:

                                  EXMAILIT.COM
                          530-999 West Hastings Street
                         Vancouver, B.C., Canada V6C 2W2

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To be held on October 6, 2003

                              To Our Shareholders:

   You are cordially invited to attend the Annual Meeting of the Shareholders of eXmailit.com (hereinafter referred to as the "Company"), to be held on Monday, October 6, 2003 at 1:00 p.m. (PST) at _______________________________,
Vancouver, British Columbia, Canada, for the following purposes:

                  PROPOSALS FOR ANNUAL MEETING OF SHAREHOLDERS
                                  EXMAILIT.COM

PROPOSAL NO. 1:   To elect the Board of Directors, each to serve until the next
                  Annual Meeting of the Shareholders or until their respective successors are elected and qualify;

PROPOSAL NO. 2:   To ratify and approve the selection by the Board of Directors of KPMG, LLP as the Company's independent accountants for the fiscal year ending December 31, 2003;

PROPOSAL NO. 3:   To approve an amendment to the Company's articles of
                  incorporation to change the Company's name to Cirond
                  Corporation;

PROPOSAL NO. 4:   To approve an amendment to the Company's articles of
                  incorporation to create a class of 25,000,000 shares of preferred stock;

PROPOSAL NO. 5:   To ratify a 16-for-1 forward stock split of the Company's
                  issued and outstanding common stock;

PROPOSAL NO. 6:   To ratify a bylaw amendment changing the quorum requirement for shareholder meetings; and

PROPOSAL NO. 7:   To consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

   The complete text of these proposals and the reasons your directors have proposed their adoption are contained in the Proxy Statement, and you are urged to carefully study them. If you do not plan to attend the Annual Meeting, you are respectfully requested to sign, date and return the accompanying Proxy promptly.

   FOR THE REASONS STATED HEREIN, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THESE PROPOSALS. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY. THIS WILL NOT PREVENT YOU FROM ATTENDING AND VOTING YOUR SHARES IN PERSON. PROMPT RETURN OF YOUR PROXY WILL REDUCE THE COMPANY'S EXPENSES IN THIS MATTER.

   Only shareholders of record as shown on the books of the Company at the close of business on September 9, 2003 will be entitled to vote at the Annual Meeting or any adjournment thereof. A list of the Company's shareholders entitled to notice of, and to vote at, the Annual Meeting will be made available during regular business hours at the Company's principal executive offices at 530-999 West Hastings Street, Vancouver, B.C., Canada V6C 2W2 from the date of this notice for inspection by any shareholder for any purpose germane to the Annual Meeting. The Annual Meeting may adjourn from time to time without notice other than by announcement at the Annual Meeting, or at any adjournments thereof, and any and all business for which the Annual Meeting is hereby noticed may be transacted at any such adjournments.

   By order of the Board of Directors,
   M. Kevin Ryan, Chief Executive Officer

                                  EXMAILIT.COM
                          530-999 West Hastings Street
                         Vancouver, B.C., Canada V6C 2W2

        PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                               OCTOBER 6, 2003

                 INFORMATION CONCERNING SOLICITATION AND VOTING

   This Proxy Statement is being furnished to shareholders of eXmailit.com (the "Company") in connection with the Board of Director's solicitation of proxies for use at the annual meeting of shareholders to be held on October 6, 2003, and at any adjournment of that meeting (the "Annual Meeting"). The first date on which this Proxy Statement and the form of Proxy are first being mailed to shareholders of the Company is on or about September 24, 2003.

   The Board of Directors has fixed September 9, 2003 as the record date for determining stockholders who are entitled to vote at the Annual Meeting. At the close of business on September 9, 2003, the Company had issued and outstanding 4,000,000 shares of common stock, par value $0.001 (the "Common Stock"), held by approximately 31 stockholders. Each share of Common Stock is entitled to one vote on each matter properly coming before the Annual Meeting.

   The Company will not solicit proxies personally, by telephone or facsimile. The Company, however, may make a request by telephone, facsimile, or mail strictly limited to confirming the shareholder's receipt of the proxy and requesting that the shareholder sign and return the proxy solicited by this statement. The Company does not expect to pay compensation to any party for the solicitation of proxies, but may reimburse brokers, custodians, nominees and fiduciaries for the expense of forwarding solicitation material and proxies to beneficial owners of their outstanding stock. The cost of soliciting proxies, not expected to exceed $10,000, will be borne by the Company.

   All proxies will be voted in accordance with the instructions contained therein, if properly executed and not revoked. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of the Annual Meeting. Management of the Company does not know of any matters other than those set forth herein which will be presented for action at the Annual Meeting, but the person named in the Proxy intends to vote or act with respect to any other proposal which may be presented for action in accordance with his best judgment. A vote FOR Proposal #7 will effectively confer authority in the Proxy Holder to vote the shares covered by the Proxy as the Proxy Holder deems appropriate. A vote AGAINST Proposal #7 will be treated as shares over which no Proxy is granted and therefore counted as an abstention from voting on any other business as may properly come before the Annual Meeting, including any modification or variation to an existing proposal. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the corporate secretary of the Company or by voting in person at the Annual Meeting.

   A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum for transacting business at the Annual Meeting. Any shares which are withheld or abstain from voting will be counted for the purpose of obtaining a quorum. Shares held in "street name" by brokers or nominees and not reflected as held of record on the Company's shareholder list as of the Record Date may only be voted through the brokers or nominees absent the submission of a "legal proxy" issued by Automatic Data Processing, Inc. Shares held in "street name" by brokers or nominees who indicate that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes") will not be counted as votes "for" or "against" the proposals, and will not be counted as shares voted on such matter.

   The total number of votes cast "for" will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve each proposal. Abstentions from voting on a proposal, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes against the proposals, in that they will not be voted in favor of a proposal.

   The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the meeting is required to elect the Board of Directors. The selection of KPMG, LLP as the Company's independent accountant for the current year will be ratified and approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal. The affirmative vote of the holders of at least a majority of the voting power of the Common Stock is required to approve an amendment to the Company's articles of incorporation and bylaws.

   Management of the Company has been informed by the executive officers, directors, and control persons of the Company that such parties intend to vote all shares they beneficially hold with voting rights FOR all of the proposals set forth in the notice. Together, such parties and proxies represent approximately 75.25% of the votes eligible to be cast at the Annual Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information concerning the ownership of the Company's Common Stock as of September 9, 2003, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. As of September 9, 2003, there were 4,000,000 shares of Common Stock issued and outstanding.



                  Name and Address of    Amount and Nature of   Percent of Class
Title of Class     Beneficial Owner      Beneficial Ownership           (1)
--------------------------------------------------------------------------------
                Executive Officers and Directors
--------------------------------------------------------------------------------
                     M. Kevin Ryan
Common Stock      4338 Bergano Drive
($0.001 par value) Encino, CA 91436          1,500,000                37.5%
--------------------------------------------------------------------------------
                     Robert Gardner
Common Stock      530-999 W. Hastings Street
($0.001 par value)  Vancouver, BC V6C 2W2    1,510,000                37.8%
--------------------------------------------------------------------------------
Common Stock       Directors and Executive
($0.001 par value)  Officers as a Group
                   (2 individuals)           3,010,000                75.3%
--------------------------------------------------------------------------------
(1) The number of shares and the percentage of the class beneficially owned by the entities above are determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

      The Company's Common Stock has traded on the OTC Bulletin Board under the symbol "EXMA" since September 3, 2002. However, as of September 9, 2003, no meaningful trading market for the Company's Common Stock has occurred.

Shareholders

      The Company is authorized to issue One Hundred Million (100,000,000) shares of Common Stock. As of September 9, 2003, there were approximately thirty-one (31) shareholders holding a total of Four Million (4,000,000) shares of Common Stock.

Dividends on the Common Stock

      The Company has never declared a cash dividend on its Common Stock and does not anticipate the payment of future dividends. There are no restrictions that currently limit the Company's ability to pay dividends on its Common Stock other than those generally imposed by applicable state law.

                             DESCRIPTION OF BUSINESS

     As used herein, the term "Company" refers to eXmailit.com., a Nevada corporation, and its subsidiaries and predecessors, unless the context indicates otherwise. The Company was incorporated on April 6, 2000, to engage in the business of providing Internet-based email-to-mail printing and delivery services. The Company established the eXmailit.com website which has not yet commenced providing an Internet-based email-to-mail service. The network, which is still under construction, was intended to consist of a consumer-based, software product that would have a number of strategically located international distribution centers enabling users to send email as standard mail.

      On August 29, 2003, the Company executed a Stock Exchange Agreement ("Agreement") with Cirond Technologies Inc., a Colorado corporation ("Cirond"). The Agreement is expected to close on or about September 29, 2003 ("Closing"). Pursuant to the Agreement, the Company agreed to acquire all of the issued and outstanding capital stock of Cirond's wholly owned subsidiary, Cirond Networks Inc., a Nevada corporation ("CNI"), in exchange for Four Million (4,000,000) post- Forward Split shares ("Shares") of the Company's common stock, par value $0.001 ("Common Stock"). The Company's Forward Split is discussed more fully below. As a result of the Agreement, in the event it closes, CNI will become a wholly- owned subsidiary of the Company, and Cirond will become the owner of approximately 20% of the Company.

      The Shares will be issued to Cirond pursuant to exemptions from registration under the Securities Act of 1933, as amended (the "Act"), and consequently restricted as to resale under Rule 144 ("Rule 144"). Cirond was informed by the Company that the Shares will not be registered and of the restrictions on resale of the Shares. The Company intends to place a legend on the certificate evidencing the Shares stating that the securities have not been registered under the Act and setting forth or referring to the restrictions on transferability as sale of the Shares. The Company is eligible to issue the Shares pursuant to Rule 506 of Regulation D of the Act as it is deemed to be a transaction not involving any public offering within the meaning of Section 4(2) of the Act, and the sale will meet all of the terms and conditions of Regulation
D. Rule 506 is available to issuers of securities without regard to the size or dollar amount of the offering, and allows any issuer to sell an unlimited amount of its securities to an unlimited number of accredited investors and to thirty-five nonaccredited investors. The Company did not conduct any general solicitation of the public or any public advertising of the Shares and it intends to file a notice on Form D with the Commission no later than 15 days after the issuance to Cirond, and to comply with all applicable Colorado laws and regulations regarding registration or an exemption from registration in that state. Finally, the Company obtained representations from Cirond that it was acquiring the Shares for investment only, for Cirond's own account, and not with a view to, for offer for sale or for sale in connection with, the distribution or transfer thereof. Additionally, the Company is also eligible to issue the Shares pursuant to exemptions from registration requirements provided by sections 3(b) and 4(2) of the Act because it intends to issue the Shares to only one person, Cirond.

      CNI is a developer of technologies designed to enhance the performance and security of wireless networking technologies, with an initial specific focus on 802.11b Wireless Local Area Network ("WLAN") technology. WLAN is one in which a mobile user can connect to a local area network (LAN) through a wireless (radio) connection. The 802.11b standard for WLANs - often called Wi-Fi - is part of the
802.11 series of WLAN standards from the Institute of Electrical and Electronics Engineers (IEEE).

      CNI manufactures products incorporating its proprietary technology that are applicable to all segments of the WLAN marketplace. Cirond's products are principally focused on WiFi network management and implementation, and enable WiFi networks to be installed easily, operated optimally, and managed more effectively and also offer improvements to network security by offering a robust security system suitable for most typical business environments. Cirond's approach to WiFi security is to provide technologies that improve the overall security and implementation of the WEP security scheme, while buttressing it with a variety of propriety intrusion detection and location-enabled security and access technologies. CNI conducts its research and development activities through its subsidiary, Cirond Networks (Canada) Inc., a British Columbia corporation.

      In connection with the Agreement, the Company agreed to use its best efforts, prior to Closing, to cancel 2,990,000 shares of Common Stock held by its founders (the "Share Cancellation"), and to effect a 16-for-1 forward stock split ("Forward Split") of the 1,010,000 shares of Common Stock which would be outstanding after the Share Cancellation. In the event the Forward Stock Split is not effected prior to Closing, the Company will issue to Cirond at Closing Two Hundred Fifty Thousand (250,000) pre-Forward Split shares of Common Stock (which would represent approximately 20% of the Company's then issued and outstanding shares of Common Stock without giving effect to the Private Placement), the equivalent to the Four Million (4,000,000) post-Forward Split shares.

      Closing of the Agreement is subject to the Company and Cirond conducting additional due diligence and the Company raising at least $300,000 pursuant to a private placement offering ("Private Placement") of not more than 2,000,000 shares of post-Forward Split Common Stock, at a price of $0.50 per share. Any monies raised will be held in escrow until Closing. If the Closing occurs, the monies will be used to fund CNI's operations. If the Closing does not occur, the money will be returned to the subscribers. The Agreement may be terminated by either party if the Closing does not occur on or prior to October 15, 2003.

      In the event the Closing occurs, the Company's current management will resign, and the board of directors elected at the Annual Meeting will appoint new officers.

Competition

      The Company will be operating in the competitive area of enterprise network infrastructure. The Company's competitors include major telecommunications companies, many of which possess greater financial and other resources than the Company.

Employees

      To initially maintain low overhead expenses, its (2) officers are presently directing operations of the Company.

           MANAGEMENT'S DISCUSSION AND ANALYSIS AND PLAN OF OPERATION

Forward-looking Information

      This information statement contains forward-looking statements. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. These statements relate to future events or to our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. There are a number of factors that could cause our actual results to differ materially from those indicated by such forward-looking statements.

      Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance, or achievements. Although all such forward-looking statements are accurate and complete as of this proxy statement, the Company cannot predict whether the statements will ultimately be accurate and consequently do not assume responsibility for the ultimate accuracy and completeness of such forward-looking statements. The Company is under no duty to update any of the forward-looking statements after the date of this information statement to conform such statements to actual results. The foregoing management's discussion and analysis should be read in conjunction with the Company's financial statements and the notes herein.

Overview

      As a result of our lack of profitability and the Company's receipt of numerous inquires from entities seeking to merge with us, we decided to change our operational focus in August, 2003 by executing a Stock Exchange Agreement to acquire CNI. If the agreement closes, the Company's operations will then consist of the development, production and sales of WLAN related products and technology. The Company is currently in the development stage and has not yet fully commenced their business and, as a result, has not yet generated any revenues.

      The Company believes it has sufficient cash to satisfy its operating requirements for in excess of six (6) months. If the cash is not enough to satisfy the Company's operating needs and it is unable to generate revenues and/or obtain bank loans on favorable terms and/or sell additional shares of its equity securities to secure the cash required to conduct its business operations for the next twelve (12) months, the Company could fail.

      In the event the Company acquires CNI, it will be conducting ongoing research and development to refine and improve its existing product line and to develop new products. During the next twelve months, provided it acquires CNI, the Company plans to hire a Chief Executive Officer, sales and marketing personnel, and product support staff.

                              FINANCIAL STATEMENTS

            The Company's financial statements for the fiscal year ended December 31, 2002 and the quarter ended June 30, 2003 are attached hereto beginning on page F-1.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      The Board of Directors has determined that there will be one (1) director of the Company elected at the Annual Meeting. The Board of Directors has nominated Nicholas Miller. In the absence of other instructions, the proxies will be voted for the individual named, whom the Board proposes for election as a director of the Company. If elected, such individual will serve until the next Annual Meeting of shareholders or until his successor is duly elected and qualified.

The Board recommends a vote FOR the election of the nominee listed below.

Nomination of Director

      The Board has no reason to believe that the nominee would be unable or unwilling to serve if elected. If the nominee becomes unable or unwilling to accept nomination or election, the Board will select a substitute nominee. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

About the Director

      Set forth below is biographical and other information about the person who will make up the Board following the annual meeting, presuming election of the nominee named above. The director of the Company will hold office until the next annual meeting of shareholders of the Company or until a successor is duly elected and qualified.

      Nicholas Miller, age 51, is an entrepreneur who has founded a number of private and publicly traded companies in the software, wireless, and Internet sectors. Mr. Miller's wide ranging experience as a high technology executive includes over 20 years of direct operations responsibility, along with considerable experience in sales, marketing and technology start-ups. From June 1996 to February 1998, Mr. Miller served as the Chairman of the Board, Secretary, Treasurer and a director of DataLink Systems Corporation (now Semotus Solutions Inc.), a company in the wireless information services sector, based in San Jose, California. Semotus Solutions is publicly traded on the American Stock Exchange (AMEX: DLK). Mr. Miller had founded DataLink's wholly-owned Canadian subsidiary, DSC DataLink Systems, in June 1993. From February 1987 until June 1993, he was the owner and President of Arundel Holdings Inc., a management consulting company which provided consulting services to emerging growth companies in the United States and Canada. From June 1987 until May 1988, he served as President of two companies: Tai Capital Corporation, a U.S. and Canadian based holding company specializing in the syndication of limited partnerships and in the financing of emerging growth companies; and Accessgroup, a company specializing in financial communications for public emerging growth and resource based companies. From February 1984 until February 1987, he was President and founder of Sona Systems Corporation, a company engaged in developing and marketing microcomputer software products. From March 1982 until February 1984, he was President and founder of Canada Microsystems Ltd., a wholesale distributor and developer of microcomputer based software products. Mr. Miller also recently served as a Director of Ezenet Technologies (acquired by Cognicase), Workfire Technologies (acquired by Packeteer Inc.), and was an initial founder of TalkStar Inc. (now E-Voice Inc., acquired by AOL Time Warner). Mr. Miller is also Vice-Chairman and a Director of Mulgrave School, an independent school based in West Vancouver, Canada. (Mr. Miller was instrumental in assisting Mulgrave to become one of the first schools in North America to implement a campus-wide WLAN network and a related laptop program). Mr. Miller is the holder of two US patents related to wireless technology and the Internet.

Compliance with Section 16(a) of the Exchange Act

      Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, the Company is not aware of any person who at any time during the fiscal year ended December 31, 2002, was a director, officer, or beneficial owner of more than ten percent of the Common Stock of the Company, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 during such fiscal year.

                             EXECUTIVE COMPENSATION

      No compensation has been awarded to, earned by, or paid to any executive officer of the Company during the fiscal years 2002, 2001 and 2000. The following table provides summary information for the years 2002, 2001 and 2000 concerning cash and noncash compensation paid or accrued by the Company to or on behalf of the Company's chief executive officer.

                           SUMMARY COMPENSATION TABLES

                          ------------------------------------------------------
                                        Annual Compensation
                          ------------------------------------------------------
     Name and                                          Other Annual
Principal Position  Year    Salary ($)     Bonus ($)   Compensation ($)
--------------------------------------------------------------------------------
  M. Kevin Ryan,
     President      2002     -0-            -0-           -0-
--------------------------------------------------------------------------------
  M. Kevin Ryan,
     President      2001     -0-            -0-           -0-
--------------------------------------------------------------------------------
  M. Kevin Ryan,    2000
     President               -0-            -0-           -0-
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                                        Long Term Compensation
                        --------------------------------------------------------
                                    Awards             Payouts
                        --------------------------------------------------------
                        Restricted  Stock Securities      LTIP      All Other
Name and Principal      Award(s)($) Underlying Options/   Payouts   Compensation
     Position     Year              SARs(#)               ($)       ($)
--------------------------------------------------------------------------------
  M. Kevin Ryan,
    President     2002   -0-           -0-                -0-       -0-
--------------------------------------------------------------------------------
  M. Kevin Ryan,
    President     2001   -0-           -0-                -0-       -0-
--------------------------------------------------------------------------------
  M. Kevin Ryan,
    President     2000   -0-           -0-                -0-       -0-
--------------------------------------------------------------------------------

Director Compensation

      The Company's directors are not compensated for any meeting of the board of directors that they attend.

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Subject to ratification by the shareholders, the Board has selected KPMG, LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2003. Although shareholder approval of the board of directors' selection of KPMG, LLP is not required by law, the board of directors believes that it is advisable to give shareholders an opportunity to ratify this selection. If the shareholders do not approve this proposal at the Annual Meeting, the board of directors may reconsider the selection of KPMG, LLP.

      Representatives of KPMG, LLP and Parker & Co., the Company's current accountant, are not expected to be present at the Meeting.

      The Board recommends a vote FOR the ratification of the appointment of KPMG, LLP as the Company's independent auditors.

    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
                                   DISCLOSURE

      On September 8, 2003, the board of directors of the Company appointed KPMG, LLP as the Company's independent auditor for the fiscal year ended December 31, 2003. This appointment represented a change in the Company's auditor from Parker & Co. ("Parker"). Parker was dismissed by the board of directors of the Company on September 8, 2003. The decision to dismiss Parker was approved by the Company's board of directors and was prompted by the fact that the Company's management is expected to change with the Company's acquisition of CNI.

      There were no disagreements with Parker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company's two most recent fiscal years and any subsequent interim period through the date of dismissal. Parker's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and have not been modified as to uncertainty, audit scope or accounting principles.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

      The aggregate fees billed to the Company by Parker & Co. for the audit of its annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year were $2,477.

      The aggregate fees billed to the Company by Parker & Co. for the audit of its annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year were $1,657.

Audit-Related Fees

      Parker & Co. did not bill the Company for any assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements which are not disclosed above.

Tax Fees

      Parker & Co. did not bill the Company for professional services rendered for tax compliance, tax advice, and tax planning in fiscal 2001 or 2002.

Financial Information Systems Design and Implementation Fees

      Parker & Co. did not perform any information technology services relating to financial information systems design and implementation for the fiscal years ended December 31, 2001 and December 31, 2002.

All Other Fees

      There were no other fees billed to the Company by Parker & Co. for the last two fiscal years.

      The Company's Board of Directors has determined that the provision of services by Parker & Co. as set forth above, was compatible with maintaining the principal accountant's independence.

                                 PROPOSAL NO. 3
                       AMENDMENT TO THE COMPANY'S ARTICLES
                       OF INCORPORATION TO CHANGE ITS NAME

      On September 8, 2003, the board of directors adopted resolutions, subject to shareholder approval, to amend the Company's articles of incorporation to change the Company's name from eXmailit.com to Cirond Corporation, subject to closing of the Stock Exchange Agreement between the Company and Cirond Technologies Inc. In the event the Stock Exchange Agreement does not close, the Company's name will not change to Cirond Corporation. Although the Company has not yet acquired Cirond Networks Inc. from Cirond Technologies Inc., the board of directors believes seeking shareholder approval for this name change will provide the most flexibility and efficiency for the Company if it does consummate the transaction.

      The principal purpose for the name change is to more accurately reflect the Company's expected shift in operational focus to the development, production and sales of WLAN related products and technology as a result of the acquisition of Cirond Networks, Inc. pursuant to the Stock Exchange Agreement with Cirond Technologies, Inc. For more information on the Agreement, see "Description of Business."

      The board of directors recommends a vote FOR the approval of the amendment to the Company's articles of incorporation changing the Company's name to Cirond Corporation.

                                 PROPOSAL NO. 4
               AMENDMENT TO ARTICLES OF INCORPORATION AUTHORIZING
                           A CLASS OF PREFERRED STOCK

      On September 8, 2003, the board of directors adopted resolutions, subject to shareholder approval, to amend the Company's articles of incorporation to authorize a new class of 25,000,000 shares of preferred stock, par value $0.001.

      The principal purpose for the creation of a class of preferred stock is to increase the Company's flexibility in obtaining additional financing for the Company's operations. The board of directors would be granted the authority to issue shares of the preferred stock in one or more series, and to designate the number, voting powers, preferences, relative rights, qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

      The Company believes financing opportunities may be available which would require the issuance of a class of securities with rights superior to that of its Common Stock, but it has no present intention, plan, agreement or understanding to issue any shares of preferred stock.

      The board of directors recommends a vote FOR the approval of the amendment to the Company's articles of incorporation authorizing a class of 25,000,000 shares of preferred stock.

                            DESCRIPTION OF SECURITIES

      The Company is authorized to issue One Hundred Million (100,000,000) shares of Common Stock, $0.001 par value. The holders of Common Stock are entitled to equal dividends and distributions, with respect to the Common Stock when, as, and if declared by the board of directors from funds legally available for such dividends. No holder of Common Stock has any preemptive right to subscribe for any of the Company's stock nor are any shares subject to redemption. Upon liquidation, dissolution or winding up of the Company, and after payment of creditors, the assets will be divided pro rata on a share-for-share basis among the holders of the shares of Common Stock.

      The Common Stock is listed for trading on the OTC-BB under the symbol "EXMA." No meaningful trading market has developed since the Company's Common Stock was approved for trading on September 3, 2002.

      The articles of incorporation of the Company currently do not provide authority for a separate class of preferred stock, but Proposal No. 4 herein recommends an amendment to the Company's articles of incorporation allowing the creation of a new class of 25,000,000 authorized shares of preferred stock, par value $0.001.

                                 PROPOSAL NO. 5
                 RATIFICATION OF A 16-FOR-1 FORWARD STOCK SPLIT
              OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON STOCK

      On September 8, 2003, the board of directors adopted resolutions, subject to shareholder ratification, to approve a sixteen-for-one (16-for-1) forward stock split ("Forward Stock Split") of the Company's issued and outstanding shares of Common Stock. Although shareholder approval of the Forward Stock Split is not required by the Company's articles of incorporation, bylaws or state law, the board of directors believes that it is advisable to give shareholders an opportunity to ratify this proposal. If the shareholders do not approve this proposal at the Annual Meeting, the board of directors may reconsider the Forward Stock Split.

      The board believes it to be in the best interests of the Company to increase the number of issued and outstanding Common Stock. Reasons for this include the board's desire to make more shares available and broaden its stockholder base thereby improving trading liquidity, and to enhance the Company's flexibility in connection with possible future actions, such as stock dividends, corporate mergers, acquisitions of property, the funding of its business, or other corporate purposes.

      Although the Company has not yet experienced identifiable problems in the marketability and liquidity of its Common Stock, the Company believes that the number of shares outstanding before the Forward Stock Split may, as compared to the number of shares outstanding after the Forward Stock Split, limit its effective marketability because of the reluctance of investors to purchase higher-priced stocks. The Company believes that more people will want to buy a security at $1 rather than at $16, for example. Accordingly, as more people are expected by management to buy a security at a lower price, that security should rise in price, broadening the marketability and increasing the distribution of the security to all investors.

      As of September 9, 2003, the number of issued and outstanding shares of Common Stock was 4,000,000. In the event the Stock Exchange Agreement between the Company and Cirond Technologies Inc. closes, 2,990,000 shares of Common Stock will be cancelled leaving 1,010,000 shares of Common Stock outstanding. Therefore, based upon the Company's best estimates, the number of issued and outstanding shares of Common Stock will be increased from 1,010,000 to 16,160,000 as a result of the Forward Stock Split. The number of shareholders of record is not expected to change as a result of the Forward Stock Split.

      The Common Stock is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Forward Stock Split will not affect the registration of the Common Stock under the Exchange Act and the Company has no present intention of terminating the registration under the Exchange Act. Consummation of the Forward Stock Split will not alter the number of authorized shares of Common Stock. Proportionate voting rights and other rights of shareholders will not be altered by the Forward Stock Split.

Federal Income Tax Consequences of the Proposed Forward Stock Split

      The following discussion describes certain federal income tax consequences of the Forward Stock Split to shareholders of the Company who are citizens or residents of the United States, and who are not dealers with respect to the Common Stock. The actual consequences for each shareholder will be governed by the specific facts and circumstances pertaining to his acquisition and ownership of the Common Stock. Thus, the Company makes no representations or warranties concerning the tax consequences for any of its shareholders and recommends that each shareholder consult with his tax advisor concerning the tax consequences (including federal, state, local and foreign income or other tax consequences) of the Forward Stock Split. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Forward Stock Split. However, the Company believes that if a shareholder receives additional stock from the Forward Stock Split, there is no tax consequence until the shareholder decides to liquidate his/her position. Further, the Company believes that the Forward Stock Split will be a "recapitalization" for purposes of Section 368(a)(1)(E) of the Internal Revenue Code, which should have the following federal income tax consequences for the shareholders and the Company:

        o A shareholder will not recognize gain or loss with respect to the new Common Stock received in exchange for the old Common Stock. The adjusted basis and holder period of the shares of new Common Stock received will be the same as the adjusted basis and holding period of the old Common Stock surrendered; and

        o The Company will not recognize any gain or loss as a result of the Forward Stock Split.

      The board of directors recommends a vote FOR the ratification of a 16-for-1 Forward Stock Split of the Company's issued and outstanding Common Stock.

                                 PROPOSAL NO. 6
                        RATIFICATION OF A BYLAW AMENDMENT
                         CHANGING THE QUORUM REQUIREMENT

      On September 8, 2003, the board of directors adopted resolutions, subject to ratification by the shareholders of the Company, amending the Company's bylaws to change the quorum requirement for shareholder's meetings.

      The board of directors of the Company has amended section 2.7 of the bylaws to state the following:

      "Twenty percent (20%) of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than twenty percent (20%) of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting.

      If a quorum exists, a majority vote of those shares present and voting at a duly organized meeting shall suffice to defeat or enact any proposal unless the Statutes of the State of Nevada, the Articles of Incorporation or these Bylaws require a greater-than-majority vote, in which event the higher vote shall be required for the action to constitute the action of the corporation."

      The principal purpose of the amendment to the bylaws is to ensure that shareholder meetings convene and are conducted efficiently.

      Although shareholder approval of the board of directors' amendment of the bylaws is not required by the bylaws or state law, the board of directors believes that it is advisable to give shareholders an opportunity to ratify this amendment. If the shareholders do not approve this proposal at the Annual Meeting, the board of directors may reconsider the amendment to the Company's bylaws.

      The board of directors recommends a vote FOR the ratification of the amendment to the Company's bylaws.

                                 PROPOSAL NO. 7
                                 OTHER BUSINESS

      The board of directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the meeting, the persons acting under proxies in the enclosed proxy card will vote thereon in accordance with their best judgment.

      A vote FOR Proposal #7 will effectively confer authority in the Proxy Holder to vote the shares covered by the Proxy as the Proxy Holder deems appropriate. A vote AGAINST Proposal #7 will be treated as shares over which no Proxy is granted and therefore counted as an abstention from voting on any other business as may properly come before the Annual Meeting, including any modification or variation to an existing proposal. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the corporate secretary of the Company or by voting in person at the Annual Meeting.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

      Proposals of shareholders that are intended to be presented at the Company's next Annual Meeting must have been received by the Company not later than a reasonable time before the Company begins to print and mail its proxy materials under the provisions of Rule 14a-8 of the Securities Exchange Act of 1934.

      The person presiding at the next annual meeting may refuse to permit to be brought before the meeting any shareholder proposal not made in compliance with Rule 14a-8.

                                  ANNUAL REPORT

      The Company will provide without charge to each shareholder of record as of September 9, 2003, upon the written request of such person, a copy of the Company's Form 10-KSB, including the financial statements, for the year ending December 31, 2002. A copy of any exhibit to the Company's Form 10-KSB may also be obtained from the Company at no charge upon written request for each such exhibit requested. Such written requests should be sent to M. Kevin Ryan, President, eXmailit.com, 530-999 West Hastings Street, Vancouver, B.C., Canada V6C 2W2.

      BY THE ORDER OF THE BOARD OF DIRECTORS:

      /s/ M. Kevin Ryan, President
      ----------------------------
      Vancouver, B.C.
      September 23, 2003

Xmailit.com
A DEVELOPMENT STAGE COMPANY F I N A N C I A L S T A T E M E N T S FOR THE YEARS ENDED 31 DECEMBER 2002 AND 2001 Audited - See Independent Auditor's Report

P A R K E R  &  C O.
CHARTERED ACCOUNTANTS
Page 1 of 7
200 - 2560 Simpson Road, Richmond BC  V6X 2P9
Tel:  (604)  276-9920     Fax:  (604)  276-4577
--------------------------------------------------------------------------------

I N D E P E N D E N T  A U D I T O R ' S  R E P O R T

We have audited the statement of financial position of eXmailit.com a development stage company, as at 31 December 2002 and 2001 and the statements of results of operations and cash flow for the years ended 31 December 2002 and 2001 and the statement of changes in shareholders' equity from inception, 6 April 2000, to 31 December 2002. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurances whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at 31 December 2002 and 2001; the result of its operations and cash flow for the years ended 31 December 2002 and 2001; and changes in stockholder's equity from inception, 6 April 2000, to 31 December 2002 in accordance with generally accepted accounting principles in the United States.

These financial statements have been prepared assuming the company will continue as a going concern. As stated in Note 2 to the financial statements, the company will require an infusion of capital to sustain itself. This requirement for additional capital raises substantial doubt about the company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Richmond, British Columbia, Canada
21 March 2003

/s/ PARKER & CO.
---------------------
CHARTERED ACCOUNTANTS
eXmailit.com
A DEVELOPMENT STAGE COMPANY
S T A T E M E N T O F F I N A N C I A L P O S I T I O N
Unaudited - See Independent Auditor's Report
--------------------------------------------------------------------------------

AS AT 31 DECEMBER                                    2002             2001
                                                  ---------        ---------
CURRENT ASSETS
Cash                                               $ 19,295         $ 46,613
                                                  ---------        ---------
Total current assets                                 19,295           46,613
                                                  ---------        ---------
EQUIPMENT AND SOFTWARE, NOTE 33
Office and computer equipment and software,
at cost                                              14,560           11,732
Accumulated amortization                              6,557            3,772
                                                  ---------        ---------
Unamortized cost                                      8,003            7,960
                                                  ---------        ---------
TOTAL ASSETS                                      $  27,298          $54,573
                                                  =========        =========
CURRENT LIABILITIES
Accounts payable                                  $   2,250          $ 1,038
Loans payable, Note 4                                75,000           75,000
                                                   ---------       ---------
Total current liabilities                            77,250           76,038
                                                   ---------       ---------
DEFICIENCY IN ASSETS
Share capital, Note 5                                 4,000            4,000
Additional paid in capital                           49,000           49,000
Currency Translation Adjustment                       1,691               -
Deficit accumulated during the development stage   (104,643)         (74,465)
                                                   ---------       ---------
Total stockholders' equity (deficiency in assets    (49,952)         (21,465)
                                                   ---------       ---------
TOTAL LIABILITIES AND DEFICIENCY IN ASSETS         $ 27,298          $54,573
                                                   =========       =========
 eXmailit.com
A DEVELOPMENT STAGE COMPANY
S T A T E M E N T O F R E S U L T S OF O P E R A T I O N S
Audited - See Independent Auditor's Report
--------------------------------------------------------------------------------

                                    FOR THE         FOR THE   FROM INCEPTION
                                   YEAR ENDED     YEAR ENDED    6 APRIL 2000
                                   31 DECEMBER    31 DECEMBER  TO 31 DECEMBER
                                       2002           2001         2001
                              --------------------------------------------------
EXPENSES
Accounting                          $    3,500   $     409    $   4,581
Advertising                                  -           -          647
Amortization                             2,785       4,983       11,269
Bank charges                               166         356          804
Dues, subscriptions and fees               378       1,317        1,816
Legal and professional fees             20,564      27,807       39,761
Office supplies                            423       1,347        3,397
Postage and courier                         49         187          458
Rent                                         -         355       14,890
Telephone                                1,639       1,405        4,410
Travel                                       -       5,109        7,622
Utilities                                    -           -          153
Exchange losses                            674       2,999        4,335
                                   -----------  ----------   ----------
Total expenses                          30,178      46,274       94,143
                                   -----------  ----------   ----------
OTHER INCOME
Interest earned                    $         -   $      33   $      554
                                  ------------  ----------   ----------
LOSS BEFORE INCOME TAXES               (30,178)    (46,241)    (104,643)
INCOME TAXES, NOTE 7                         -           -            -
                                  ------------   ---------   ----------
LOSS                                   (30,178)    (46,241)    (104,643)
                                  ============   =========   ==========
LOSS PER SHARE, NOTE 8                  ($0.01)     ($0.01)      ($0.03)
                                  ============   =========   ==========
WEIGHTED AVERAGE NUMBER OF SHARES    4,000,000   3,276,712    3,478,931
                                  ============   =========   ==========
eXmailit.com
A DEVELOPMENT STAGE COMPANY STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY FOR THE YEARS ENDED 31 DECEMBER 2002 AND 2001 Audited - See Independent Auditor's Report
--------------------------------------------------------------------------------

                       COMMON   COMMON ADDITIONAL   CURRENCY    DEFICIT
                        STOCK    STOCK   PAID IN TRANSLATION ACCUMULATED
                       ISSUED   AMOUNT   CAPITAL  ADJUSTMENT  DURING THE
                                                              DEVELOPMENT
CONSIDERATION                                                    STAGE    TOTAL

Private placement for
cash on 10 April 2000  3,000,000 $3,000  $   0     $   0                $ 3,000

Net loss from inception,
6 April 2000, to
31 December 2000                                             ($28,224)  (28,224)
                        --------------------------------------------------------
Balance as at
31 December 2000       3,000,000  3,000     -         -       (28,224)  (25,224)

Private placement
for cash on
20 September 2001      1,000,000  1,000  49,000       -                  50,000

Net loss for the year
ended 31 December 2001                                        (46,241)  (46,241)
                        --------------------------------------------------------
Balance as at
31 December 2001       4,000,000 4,000   49,000               (74,465)  (21,465)

Net loss for the year
ended 31 December 2002                                        (30,178)  (30,178)

Currency Translation
Adjustment As at
31 December 2002                                    1,691                 1,691
                        --------------------------------------------------------
Balance as at
31 December 2002       4,000,000 $4,000 $49,000    $1,691    $(104,643)$(49,952)
                       ========================================================
eXmailit.com
A DEVELOPMENT STAGE COMPANY S T A T E M E N T O F C A S H F L O W S
Audited - See Independent Auditor's Report
--------------------------------------------------------------------------------

                                    FOR THE      FOR THE      FROM INCEPTION
                                    YEAR ENDED   YEAR ENDED   6 APRIL 2000
                                    31 DECEMBER  31 DECEMBER  TO 31 DECEMBER
                                       2002         2001          2001
                                   ---------------------------------------------
CASH PROVIDED (USED) FROM
OPERATIONS
Net loss                           $  (30,178)  $ ($46,241)   $ (104,643)
  Items not involving cash
   Amortization of equipment
   and software cost                    2,785        4,983        11,269
   Office equipment exchanged
   for consulting services                  -       15,354        15,354
                                   ----------  -----------   -----------
Total cash used for the loss          (27,393)     (25,904)      (78,020)
                                   ----------  -----------   -----------
Changes in working capital other than cash:
  Due from a shareholder                    -        3,632             -
  Deposit                                   -          131             -
  Accounts payable                      1,212          380         2,250
  Loan payable                              -            -        75,000
                                   ----------  -----------   -----------
Total changes in working capital        1,212        4,143        77,250
                                   ----------  -----------   -----------
Total cash used in operations         (26,181)     (21,761)         (770)
                                   ----------  -----------   -----------
CASH PROVIDED (USED) BY
INVESTMENT ACTIVITY
Acquisition of equipment and
software                               (2,828)      (5,059)      (34,626)
                                   ----------  -----------   -----------
CASH PROVIDED (USED) BY FINANCING
ACTIVITY
Issue of common stock                       -       50,000        53,000
Currency translation adjustment         1,691            -         1,691
                                   ----------  -----------   -----------
Total cash provided by financing        1,691       50,000        54,691
                                   ----------  -----------   -----------
CASH CHANGE                           (27,318)      23,180        19,295
CASH BEGINNING                         46,613       23,433             -
                                   ----------  -----------   -----------
CASH ENDING                        $   19,295  $    46,613   $    19,295
                                   ==========  ===========   ===========
COMPRISED OF:
  Cash                             $   19,295  $    46,613   $    19,295
                                   ==========  ===========   ===========
eXmailit.com
A DEVELOPMENT STAGE COMPANY
N O T E S T O T H E F I N A N C I A L S T A T E M E N T S FOR THE YEARS ENDED 31 DECEMBER 2002 AND 2001 Audited - See Independent Auditor's Report
------------------------------------------------------------------------------

Note 1   THE CORPORATION AND ITS BUSINESS

eXmailit.com was incorporated in the State of Nevada, United States on 6 April 2000. The company has a total of 100,000,000 authorized shares with a par value of $0.001 per share with 4,000,000 shares issued and outstanding as at 31 December 2002.

The company has offices in Vancouver, British Columbia, Canada. The company has been organized to operate an online email to mail service network on the internet. The company is a development stage company which has not derived any revenue from its operations. The fiscal year end of the Company is 31 December.

Note 2   SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

These financial statements have been prepared using United States Generally Accepted Accounting Principles as established by the American Institute of Certified Public Accountants and have been stated in United States dollars rounded to the nearest whole dollar except for the loss per share which has been rounded to the nearest cent. These accounting principles are applicable to a going concern, which contemplates the realization and liquidation of liabilities in the normal course of business. Current business activities have just begun and insufficient revenue has been generated to sustain the company as a going concern without the infusion of additional capital.

Assets and liabilities of operations on foreign countries are translated into U.S. dollars using the exchange rate at the statement of financial position date for monetary assets and liabilities or the historical rates for the non-monetary assets. Accordingly, the company's primary functional currency is the Canadian dollar and as a result, the company operates a Canadian dollar bank account which was translated into United States of America dollars at the exchange rate at the statement of financial position date. Transactions made in Canadian dollars or other foreign currencies were translated at the average exchange rates prevailing throughout the year. The effect of exchange rate fluctuations on translating foreign currency assets and liabilities into U.S. dollars are included in stockholders' equity, while gains and losses resulting from foreign currency transactions are included in operations.

Revenue is recorded as a sale at the time the services contracted for have been completed. Costs are recorded at the time an obligation to pay occurs and are expensed at the time the benefit to the company is matched to revenue or, if there is no matching revenue, to the period in which the benefit is realized.

Equipment and software are all amortized at 20% on the declining balance.

Note 3    EQUIPMENT AND COMPUTER SOFTWARE


                                  ACCUMULATED UNAMORTIZED UNAMORTIZED
                         AT COST AMORTIZATION     COST       COST
                     31 DECEMBER  31 DECEMBER 31 DECEMBER 31 DECEMBER
                            2002         2002    2002         2001
                     ----------- ------------ ----------- -----------

Office furniture     $     1,982 $        808 $    1,174 $     1,309
Computer equipment         2,828        2,045        783           -
Computer software          5,616        2,088      3,528       3,865
Leasehold improvements     4,134        1,616      2,518       2,786
                     ----------- ------------ ---------- ------------
                     $    14,560 $      6,557 $    8,003 $     7,960
                     =========== ============ ========== ============

Note 4  LOANS PAYABLE

The loans payable were repayable on August 12, 2001. Interest at the rate of 15% per annum may be charged after the loans maturity at the option of the holder. If payment is not paid within 30 days of the due date, then liquidation damages equal to 5% of the overdue amount will be added to the balance owing. The interest for 2002 and the liquidation damages have been waived and the loan repayment terms have been extended indefinitely, with a provision that the notes cannot be demanded.

NOTE 5   SHARE CAPITAL

The authorized share capital is 100,000,000 shares with a par value of $0.001. 4,000,000 common share have been issued as follows:

                                                       ADDITIONAL
                                              SHARE     PAID IN
CONSIDERATION              DATE     ISSUED  CAPITAL     CAPITAL    TOTAL
-------------------------------------------------------------------------

Private placement
for cash                 4-10-00  3,000,000 $3,000     $ 0        $3,000

Private placement
for cash                 9-20-01  1,000,000  1,000      49,000    50,000
                                  ---------------------------------------
Balance as at 12-31-02            4,000,000 $4,000     $49,000   $53,000
                                  =======================================

Note 6 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 12, 2000, Robert Gardner, an officer and director, loaned the company $75,000, repayable on 12 August 2001 at an interest rate of 15% per annum, at the option of the holder. The terms of the loans payable provide that if payment is not made within 30 days of the due date, then liquidation damages equal to 5% of the overdue amount will be added to the balance owing. The interest to and including 21 December 2002 and the liquidation damages have been waived by Mr. Gardner and the loan repayment has been extended indefinitely, with a provision that the note cannot be demanded.

The company is currently using the business offices of Robert Gardner, an officer and director, at 999 West Hastings Street, Suite 530, Vancouver, B.C., Canada, on a rent-free basis. There is no written lease agreement or other material terms or arrangements relating to the company's agreement with Mr. Gardner to use his office space. The premises consist of approximately 1000 square feet, including office space, reception area and meeting facilities.

The officers and directors of the company are involved in other business activities, and may, in the future become active in additional other business activities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the company and their own business interests. The company has not formulated a policy for the resolution of such a conflict.

Note 7   INCOME TAXES

Income taxes on the loss has not been reflected in these financial statements as it is not virtually certain that this loss will be recovered before the expiry period of the loss carry forwards.

Note 8   LOSS PER SHARE

Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares during the period. Diluted loss per share is calculated on the weighted average number of common shares that would have resulted if dilutive common stock equivalents had been converted to common stock. No stock options or similar rights were available or granted during the period presented. Accordingly, basic and diluted loss per share are the same.

PARKER & CO., CHARTERED ACCOUNTANTS
200-2560 Simpson Road
Richmond, B.C. Canada V6X 2P9
Tel: (604) 276-9920     Fax:  (604) 276-2415

March 28, 2003


U.S. Securities and Exchange Commission
Washington, D.C.  U.S.A. 20549


Reference:  eXmailit.com
            Audited Financial Statements
            For the Years Ended 31 December 2002 and 2001

Dear Sirs:

We refer to the US Securities and Exchange Commissions Form 10-KSB, Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for eXmailit.com dated 31 December 2002.

We consent to the use in the above mentioned Form of our report dated 21 March 2003 to the stockholders' of eXmailit.com on the following financial statements:

      Statement of financial position as at 31 December 2002 and 2001; Statements of results of operations and cash flows for the years ended 31 December 2002 and 2001; and Statement of changes in stockholders' equity from inception, 6 April 2000 to 31 December 2002.

We report that we have read the Form 10-KSB for submission to the US Securities and Exchange Commission and have no reason to believe that there are any misrepresentations in the information contained therein that is derived from the financial statements which we have reported on or that is within our knowledge as a result of our audit of such financial statements.

This letter is provided to the US Securities and Exchange Commission to which it is addressed pursuant to the requirements of the Securities Exchange Act of 1934 and not for any other purpose.

Yours truly

/s/ Parker & Co.
------------------------
Chartered Accountants
eXmailit.com
A DEVELOPMENT STAGE COMPANY
INTERIM STATEMENT OF FINANCIAL POSITION
Unaudited -  see the Review Engagement Report
--------------------------------------------------------------------------------

                                                   AS AT       AS AT
                                                  JUNE 30   31 DECEMBER
                                                   2003         2002
                                                -----------  ----------
CURRENT ASSETS
Cash                                             $   12,539  $   19,295
                                                -----------  ----------
Total current assets                                 12,539      19,295
                                                -----------  ----------
EQUIPMENT AND SOFTWARE, NOTE 3
Office and computer equipment
and software, at cost                                14,560      14,560
Accumulated amortization                              7,238       6,557
                                                -----------  ----------
Unamortized cost                                      7,332       8,003
                                                -----------  ----------
                                                -----------  ----------
TOTAL ASSETS                                     $   19,861   $  27,298
                                                ===========  ==========
CURRENT LIABILITIES

Accounts payable                                 $    1,901   $   2,250
Loans payable, Note 4                                75,000      75,000
                                                -----------  ----------
Total current liabilities                            76,901      77,250
                                                -----------  ----------
STOCKHOLDERS' EQUITY (DEFICIENCY IN ASSETS)
Share capital, Note 5                                 4,000       4,000
Additional paid in capital                           49,000      49,000
Currency translation adjustment                       3,639       1,691
                                                -----------  ----------
Total stockholders'equity (deficiency in assets)    (57,040)   (49,952)
                                                -----------  ----------
                                                -----------  ----------
TOTAL LIABILITIES AND DEFICIENCY IN ASSETS        $  19,861   $  27,298
                                                =========== ===========

-----------------------------------------------------------------------
                       Parker & Co., Chartered Accountants
eXmailit.com
A DEVELOPMENT STAGE COMPANY
INTERIM STATEMENT OF RESULTS OF OPERATIONS
Unaudited -  see the Review Engagement Report
--------------------------------------------------------------------------------

                                                                   FROM
                            FOR THE THREE       FOR THE SIX     INCEPTION,
                             MONTHS ENDED       MONTHS ENDED   6 APRIL, 2000
                         -------------------------------------- TO 30 JUNE
                         30 JUNE    30 JUNE    30 JUNE  30 JUNE    2003
                          2003       2002      2003      2002
                         --------- --------- --------- -------- ---------
EXPENSES
Accounting, legal and
professional fees        $  4,231  $  3,860  $  7,492  $  7,196   $66,508
Advertising                     -         -         -         -       647
Bank charges and interest     108        58       152        87       956
Dues and subscriptions          -         -         -        75     1,816
Telephone                      61       356       201       721     4,611
Utilities                       -         -         -         -       153
Rent                            -         -         -         -     7,445
Postage and courier            88         -       187        53       645
Office supplies                 -        75         -       165     3,397
Filing and registration fees  193     3,753       333     3,753     4,159
Travel and entertainment        -         -         -         -     7,621
Amortization                  406     2,047       681     2,787    11,950
Exchange losses                 -       167         -     1,141     4,335
                        ---------- --------- --------- -------- ---------
Total expenses              5,087    10,316     9,046    15,978   114,243
                        ---------- --------- --------- -------- ---------
OTHER  INCOME
Interest earned                 -         -         -         -       554
Exchange gain                   -         -        10         -        10
                        ---------- --------- --------- -------- ----------
Total Other Income              -         -        10         -       564
                        ---------- --------- --------- -------- ----------
LOSS BEFORE INCOME TAXES   (5,087)  (10,316)   (9,036)  (15,978) (113,679)
INCOME TAXES, NOTE 7            -         -         -        -          -
                        ---------- --------- --------- -------- ----------
LOSS                      ($5,087) ($10,316)  ($9,036) ($15,978)($113,679)
                        ========== ========= ========= ========= =========
LOSS PER SHARE, NOTE 8     ($0.00)   ($0.00)   ($0.00)   ($0.00)   ($0.03)
                        ========== ========= ========= ========= =========
WEIGHTED AVERAGE NUMBER
OF SHARES               4,000,000 4,000,000 4,000,000 4,000,000 3,552,700
                        ========== ========= ========= ========= =========
-----------------------------------------------------------------------------
                       Parker & Co., Chartered Accountants
eXmailit.com
A DEVELOPMENT STAGE COMPANY
INTERIM STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE THREE MONTHS AND SIX MONTHS ENDED 30 JUNE 2003 AND 2002 AND
FROM INCEPTION, 6 APRIL 2000 TO 30 JUNE 2003
Unaudited - See the Review Engagement Report
--------------------------------------------------------------------------------
                      COMMON   COMMON  ADDITIONAL            CURRENCY
                       STOCK    STOCK    PAID IN           TRANSLATION
CONSIDERATION         ISSUED   AMOUNT    CAPITAL  DEFICIT   ADJUSTMENT TOTAL
--------------------------------------------------------------------------------
Private placement
for cash on
10 April 2000      3,000,000 $  3,000        $     0  $  3,000

Net loss from
inception, 6 April
2000 to 31 December
2000                                              ($28,224)          (28,224)
                   --------- --------- --------- --------- ---------- -------
Balance as at
31 December 2000   3,000,000   3,000         -     (28,224)       -  (25,224)

Private placement
for cash on
20 September 2001  1,000,000   1,000     49,000                       50,000

Net loss for the
year ended
31 December 2001                                   (46,241)          (46,241)
                   --------- --------- ---------  --------- --------- -------
Balance as at 31
December 2001     4,000,000    4,000     49,000    (74(21,465)    -
                   --------- --------- ---------  --------- --------- -------
Net loss for the
year ended
December 31, 2002                                  (30,178)          (30,178)

Currency translation
adjustment change
for the year ended
31 December 2002                                              1,691    1,691
                   --------- --------- ---------  --------- ---------- ------
Balance as at
31 December 2002  4,000,000    4,000     49,000    (104,643)  1,691  (49,952)

Net loss for the
six month ended
30 June 2003                                        (9,036)           (9,036)

Currency translation
adjustment change
for the six months ended
30 June 2003                                                  1,948    1,948
                  --------- --------- ---------  --------- ---------- ------
Balance as at
30 June 2003     4,000,000    $4,000   $49,000   ($113,679)  $3,639 ($57,040)
                  ========== ========= ========= ========== ========= =======
-----------------------------------------------------------------------------
                       Parker & Co., Chartered Accountants
eXmailit.com
A DEVELOPMENT STAGE COMPANY
INTERIM STATEMENT OF CASH FLOWS
Unaudited -  see the Review Engagement Report
-----------------------------------------------------------------------------

                                                                       FROM
                                FOR THE THREE       FOR THE SIX      INCEPTION,
                                 MONTHS ENDED       MONTHS ENDED    6 APRIL 2000
                             -------------------- ----------------  TO 30 JUNE
                              30 JUNE    30 JUNE  30 JUNE   30 JUNE   2003
                                2003       2002     2003     2002
                             --------- --------- -------- --------- --------
CASH PROVIDED (USED)
FROM OPERATIONS
Net loss                      ($5,087) ($10,316) ($9,036) ($15,978)($113,679)
Items not involving cash
Amortization of equipment
and software cost                 406     2,047      681     2,787    11,950
Office equipment exchanged
for consulting services             -         -        -         -    15,354
                              --------- -------- --------- --------- --------
Total cash used for the loss   (4,681)   (8,269)  (8,355)  (13,191)  (86,375)

Changes in working capital
other than cash
Accounts payable                 (417)     (523)    (349)     (548)    1,901
Loan payable                        -         -        -         -    75,000
                              --------- -------- --------- --------- --------
Total changes in
working capital                  (417)     (523)    (349)     (548)   76,901
                              --------- -------- --------- --------- --------
Total cash used in operations  (5,098)   (8,792)  (8,704)  (13,739)   (9,474)
                              --------- -------- --------- --------- --------
CASH PROVIDED (USED) BY
INVESTMENT ACTIVITY
Acquisition of equipment
and software                        -    (2,830)       -    (2,830)  (34,626)
                              --------- -------- --------- --------- --------
CASH PROVIDED (USED) BY
FINANCING ACTIVITY
Issue of common stock               -         -        -         -    53,000
Currency translation adjustment 1,090     2,448     1,948     2,448    3,639
                              --------- -------- --------- --------- --------
Total cash provided
by financing                    1,090     2,448     1,948     2,448   56,639
                              --------- -------- --------- --------- --------
CASH CHANGE                    (4,008)   (9,174)   (6,756)  (14,121)  12,539
CASH BEGINNING                 16,547    41,666    19,295    46,613        -
                              --------- -------- --------- --------- --------
CASH ENDING                  $ 12,539  $ 32,492  $ 12,539  $ 32,492  $ 12,539
                              ========= ======== ========= ========= ========
COMPRISED OF:
Cash                         $ 12,539  $ 32,492  $ 12,539  $ 32,492  $ 12,539
                              ========= ======== ========= ========= ========
-----------------------------------------------------------------------------
                       Parker & Co., Chartered Accountants

A DEVELOPMENT STAGE COMPANY
NOTES TO THE INTERIM FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND SIX MONTHS ENDED 30 JUNE 2003 AND FROM INCEPTION, 6 APRIL 2000 TO 30 JUNE 2003 Unaudited - see the Review Engagement Report
--------------------------------------------------------------------------------

Note 1  THE CORPORATION AND ITS BUSINESS

eXmailit.com was incorporated in the State of Nevada, United States on 6 April 2000. The company has a total of 100,000,000 authorized shares with a par value of $0.001 per share with 4,000,000 shares issued and outstanding as at 3O June 2003.

The company has offices in Vancouver, British Columbia, Canada. The company has been organized to operate an online email to mail service network on the internet. The company is a development stage company which has not derived any revenue from its operations. The fiscal year end of the company is 31 December.

Note 2  SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

These financial statements have been prepared using United States Generally Accepted Accounting Principles as established by the American Institute of Certified Public Accountants and have been stated in United States dollars rounded to the nearest whole dollar except for the loss per share which has been rounded to the nearest cent. These accounting principles are applicable to a going concern, which contemplates the realization and liquidation of liabilities in the normal course of business. Current business activities have just begun and insufficient revenue has been generated to sustain the company as a going concern without the infusion of additional capital.

Assets and liabilities of operations in foreign countries are translated into United States dollars using the exchange rate at the statement of financial position date for monetory assets and liabilities or the historical exchange rates for the nonmonetory assets. Accordingly, the company's primary functional currency is the Canadian dollar and as a result the company operates a Canadian dollar bank account which was translated into United States of America dollars at the exchange rate at the statement of financial position date. Transactions made in Canadian dollars or other foreign currencies were translated at the average exchange rates prevailing throughout the year. The effects of exchange rate fluctuations on translating foreign currency assets and liabilities into United States dollars are included in stockholders' equity, while gains and losses resulting from foreign currency transactions are included in operations.

Revenue is recorded as a sale at the time the services contracted for have been completed. Costs are recorded at the time an obligation to pay occurs and are expensed at the time the benefit to the company is matched to revenue or, if there is no matching revenue, to the period in which the benefit is realized.

Equipment and software are all amortized at 20% on the declining balance.

Note 3   EQUIPMENT AND COMPUTER SOFTWARE

                          ACCUMULATED  UNAMORTIZED  UNAMORTIZED
                           AT  COST   AMORTIZATION    COST          COST
                           30 JUNE       30 JUNE     30 JUNE     31 DECEMBER
COMPRISED OF:               2003          2003        2003          2002
                       ----------------------------------------------------
Office furniture          $1,982       $   902    $    1,080     $    1,174
computer equipment         2,828         2,147           681            783
Computer software          5,616         2,371         3,245          3,528
Leasehold improvements     4,134         1,818         2,316          2,518
                          ------       -------       -------        -------
                         $14,560        $7,238       $ 7,322        $ 8,003
                         =======       =======       =======        =======


Note 4            LOANS PAYABLE

The loans payable were repayable on August 12, 2001. Interest at the rate of 15% per annum may be charged after the loans maturity at the option of the holder. If payment is not paid within 30 days of the due date, then liquidation damages equal to 5% of the overdue amount will be added to the balance owing. The interest to 30 June 2003 and the liquidation damages have been waived and the loans repayment terms have been extended indefinitely, with a provision that the notes cannot be demanded.

NOTE 5     SHARE CAPITAL

The authorized share capital is 100,000,000 shares with a par value of $0.001.

4,000,000 common share have been issued as follows:

                                                                ADDITIONAL
                                                         SHARE    PAID IN
CONSIDERATION                         DATE    ISSUED    CAPITAL   CAPITAL
TOTAL
---------------------------------------------------------------------------
Private placement
for cash                10 April 2000  3,000,000  $3,000   $  0    $ 3,000

Private placement
for cash            20 September 2001  1,000,000   1,000  49,000    50,000
                                       ---------  ------  ------   -------
Balance as at          30 June 2003    4,000,000  $4,000 $49,000   $53,000
                                       =========  ====== =======   =======
eXmailit.com
A DEVELOPMENT STAGE COMPANY
NOTES  TO  THE  INTERIM   FINANCIAL  STATEMENTS
FOR THE THREE MONTHS AND SIX MONTHS ENDED 30 JUNE 2003 AND FROM INCEPTION, 6 APRIL 2000 TO 30 JUNE 2003 Unaudited - see the Review Engagement Report
-------------------------------------------------------------------------

Note 6    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On 12 August 2000, Robert Gardner, an officer and director, loaned the company $75,000, repayable on 12 August 2001 at an interest rate of 15% per annum, at the option of the holder. The terms of the loan payable provide that if payment is not made within 30 days of the due date, then liquidation damages equal to 5% of the overdue amount will be added to the balance owing. The interest to and including 30 September 2002 and the liquidation damages have been waived by Mr. Gardner and the loan repayment has been extended indefinitely, with a provision that the note cannot be demanded.

The company is currently using the business offices of Robert Gardner, an officer and director, at 999 West Hastings Street, Suite 530, Vancouver, B.C. Canada, on a rent-free basis. There is no written lease agreement or other material terms or arrangements relating to the company's agreement with Mr. Gardner to use his office space. The premises consist of approximately 1000 square feet, including office space, reception area and meeting facilities.
The officers and directors of the company are involved in other business activities, and may, in the future become active in additional other business activities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the company and their own business interests. The company has not formulated a policy for the resolution of such a conflict.

Note 7  INCOME TAXES

Income taxes on the loss has not been reflected in these financial statements as it is not virtually certain that this loss will be recovered before the expiry period of the loss carry forwards.

Note 8 LOSS PER SHARE

Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares during the period. Diluted loss per share is calculated on the weighted average number of common shares that would have resulted if dilutive common stock equivalents had been converted to common stock. No stock options or similar rights were available or granted during the period presented. Accordingly, basic and diluted loss per share are the same.

                                  EXMAILIT.COM
                          530-999 West Hastings Street
                         Vancouver, B.C., Canada V6C 2W2
                                   ***PROXY***
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Nicholas Miller as Proxy Holder, with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the Annual Meeting of shareholders (the "Meeting") of the Company to be held Monday, October 6, 2003 at ________ p.m. (PST), at _______________________,Vancouver, British Columbia, Canada, or any adjournments thereof, to vote the shares of Common Stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of Common Stock of the Company as the undersigned may otherwise be entitled to vote on the record date for Meeting with all powers the undersigned would possess if personally present at the Meeting, with respect to the matters set forth below and described in the Notice of the Annual Meeting of shareholders dated September 23, 2003, and the accompanying Proxy Statement of the Company.

1.  Election of the Board of Directors until the next Annual Meeting.
                           For the nominee  Against the nominee    Abstain
    1. Nicholas Miller      [ ]              [ ]                    [ ]

2. Ratification of the employment of KPMG, LLP as the Company's independent auditor for the fiscal year ending December 31, 2003.
                           For [ ]         Against [ ]        Abstain [ ]

3. Approval of an amendment to the Company's articles of incorporation to change the Company's name to Cirond Corporation.
                           For [ ]         Against [ ]        Abstain [ ]

4. Approval of an amendment to the Company's articles of incorporation to create a class of 25,000,000 shares of preferred stock.
                           For [ ]         Against [ ]        Abstain [ ]

5. Ratification of a 16-for-1 forward stock split of the Company's issued and outstanding common stock.
                           For [ ]         Against [ ]        Abstain [ ]

6. Ratification of a bylaw amendment changing the quorum requirement for shareholder's to transact business.
                           For [ ]         Against [ ]        Abstain [ ]

7. Any other business as may properly come before the meeting or any adjournment thereof.
                           For [ ]         Against [ ]        Abstain [ ]

8. Mark "FOR" to enroll this account to receive certain future shareholder communications in a single package per household. Mark "AGAINST" if you do not want to participate. To change your election in the future, call
   (604) 688-4060.
                           For [ ]         Against [ ]

In His Discretion, the Proxy Holder Is Authorized to Vote upon Such Other Business That May Properly Come Before the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS LISTED. IF NO DIRECTIONS ARE GIVEN BY THE PERSON(S) EXECUTING THIS PROXY, THE SHARES WILL BE VOTED IN FAVOR OF ALL LISTED PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR ALL PROPOSALS.

Please sign below exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated _______________________, 2003


______________________________  ______________________  ________________________
Please Print or Type Your Name  Signature               Number of Shares Voted

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY TO THE ADDRESSEE IN THE ENCLOSED STAMPED ENVELOPE.

If you have had a change of Address, please print or type your new address(s) in the space below:

                                  EXMAILIT.COM
                          530-999 West Hastings Street
                         Vancouver, B.C., Canada V6C 2W2
                           Telephone: (604) 688-4060

       Consent to Electronic Delivery of Corporate Information to Shareholders

For your convenience, we are now offering you, as an eXmailit.com ("Exmail") shareholder, the option of viewing future Exmail corporate information, including Annual Reports and Proxy Statements, on the Internet. You can access them at your convenience and easily print them if you wish. The best part is that you would receive the information earlier than ever before.

Please note that this is a global consent to receive all corporate information of Exmail, and that you must register below to use this new service. Also please note that consenting to this service could subject you to costs associated with accessing the Internet, such as usage charges from Internet access providers and telephone companies.

If your Exmail stock is held directly with a broker, please contact ADP Investor Communication Services at http://www.icsdelivery.com/live/, which will handle your request for electronic delivery of corporate information.

If your Exmail stock is held directly with Exmail and you are a registered shareholder, please continue below.

If you would like to receive future corporate information via Exmail's web site, http://www.exmailit.com, rather than receiving hard copies in the mail, please enter your name and Tax Payer ID # or Social Security # below:

   Tax Payer ID# or Social Security #:__________________________

   Name(s) on Account: _____________________________________

                      REGISTRATION FOR ELECTRONIC DELIVERY

I (we) consent to use Exmail's Internet site to receive all future corporate information, including but not limited to, Annual Reports and Proxy Statements as they become available. I understand that this consent will remain in effect until I notify Exmail by mail that I wish to resume mail delivery of corporate documents.

By signing below and returning this card to Exmail at the address listed herein, I agree with the above.

Date:____________________  ________________________________________
     Signature

                              E-MAIL ALERT SERVICE

We are also offering you the opportunity to enroll to receive messages (alerts) delivered to your e-mail address directly from the Exmail Investor Relations staff. You may receive notification from us periodically alerting you to some updated information on our website. Please fill in your name and e-mail address below:

Your name:___________________________________________

E-mail address:________________________________________

You may revoke this consent to receive electronic delivery of Exmail's corporate information at any time. To resume mail delivery or to unsubscribe from the e-mail alert service, please write to:

                                  EXMAILIT.COM
                          530-999 West Hastings Street
                         Vancouver, B.C., Canada V6C 2W2
                           Telephone: (604) -688-4060



                                       13